December 9, 2020

BNY MELLON FUNDS TRUST

BNY Mellon Income Stock Fund

Supplement to Current Prospectus Offering Class A and Class C Shares

The following information supersedes and replaces any contrary information contained in the section of the fund's Prospectus entitled "Shareholder Guide — Choosing a Share Class — Sales Charge Reductions and Waivers":

Effective on or about January 15, 2021, purchases of Class A shares from the fund or through a financial intermediary except as otherwise disclosed in this prospectus, will not be subject to a front-end sales charge as follows:

Shareholders of the fund will receive Class A shares of the fund at NAV without payment of a sales charge upon the conversion of such shareholders' Class C shares of the fund in the month of or month following the eight-year anniversary date of the purchase of the Class C shares.

Effective on or about January 15, 2021, the following information supersedes and replaces any contrary information contained in the sections of the fund's Prospectus entitled "Shareholder Guide — Choosing a Share Class — Class C Shares" and "Services for Fund Investors — Conversion Feature":

Class C shares purchased directly from the fund or through a financial intermediary, except as otherwise disclosed in this prospectus, automatically convert to Class A shares in the month of or month following the eight-year anniversary date of the purchase of the Class C shares, based on the relative NAV of each such class without the imposition of any sales charge, fee or other charge.

The following information supplements and/or supersedes and replaces any contrary information contained in the section of the fund's Prospectus entitled "Shareholder Guide — Choosing a Share Class — Sales Charge Reductions and Waivers — Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial":

Effective on or about January 15, 2021, the following sales charge waivers will be eliminated:

•         shares purchased through an Ameriprise Financial investment advisory program; and

•         shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial's platform.

In addition, effective on or about January 15, 2021, the following sales charge waiver will be changed to reflect a shorter holding period for the conversion of Class C shares of the fund as set forth below:

•         shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date.  To the extent that this prospectus otherwise provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period.  To the extent that this prospectus otherwise provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

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December 9, 2020

BNY MELLON FUNDS TRUST

BNY Mellon Income Stock Fund

Supplement to Current Statement of Additional Information

Effective on or about January 15, 2021, the following information supplements the information contained in the section entitled "How to Buy Shares — Information Regarding the Offering of Share Classes" in Part III of the fund's Statement of Additional Information:

Class C shares of BNY Mellon Income Stock Fund purchased directly from the fund or through a financial intermediary, except as otherwise disclosed in the fund's prospectus offering Class A and Class C shares, automatically convert to Class A shares in the month of or month following the eight-year anniversary date of the purchase of the Class C shares, based on the relative net asset value of each such class without the imposition of any sales charge, fee or other charge.

4029SAISTK1220

December 9, 2020

BNY MELLON FUNDS TRUST

BNY Mellon Income Stock Fund

Supplement to Current Statement of Additional Information

Effective on or about February 1, 2021 (the "Effective Date"), the following information supplements and will replace any contrary information contained in the section of the SAI in Part III entitled "Shareholder Services—Fund Exchanges ":

You also may exchange your Class A or Class C shares of BNY Mellon Income Stock Fund that are subject to a CDSC ("CDSC Shares") for Wealth shares of Dreyfus Government Cash Management (the "Dreyfus Government Fund"), a money market fund managed by the Adviser.  Such shares will be held in a special account of Wealth shares of the Dreyfus Government Fund (an "Exchange Account").  Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by the Adviser.  No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account.  Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account.  See "How to Redeem Shares" in Part III of this SAI.  Redemption proceeds for Exchange Account shares are paid by federal wire or check only.  Exchange Account shares also are eligible for the Auto-Exchange Privilege and the Automatic Withdrawal Plan, each of which is described below.

As of the Effective Date, no further exchanges into an Exchange Account of Dreyfus Class shares of the General Government Fund will be permitted.  Holders of shares held in an Exchange Account of the General Government Fund as of the Effective Date will continue to be able to exchange those shares for shares of the relevant class of BNY Mellon Income Stock Fund or for Wealth shares of the Dreyfus Government Fund.  In addition, as of the Effective Date, CDSC Shares may be exchanged, without the imposition of a CDSC, for Wealth shares of the Dreyfus Government Fund.  No CDSC will be imposed with respect to any exchanges of such shares, but any applicable CDSC will be imposed when the shares are redeemed from another fund account.

Investors may obtain a copy of the Prospectus for Wealth shares of the Dreyfus Government Fund by calling 1-800-373-9387.

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Effective on or about February 1, 2021, the following information supplements and will replace any contrary information contained in the section of the SAI entitled "Glossary":

Dreyfus Government Fund	Dreyfus Government Cash Management, a money market fund advised by the Manager into which certain fund shares may be exchanged
Exchange Account

A special account in Wealth shares of the Dreyfus Government Fund created solely for the purpose of purchasing shares by exchange from Class A or Class C shares of BNY Mellon Income Stock Fund that are subject to a CDSC

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